Exhibit 10.1

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT
1. AMENDMENT TO INVITATION FOR BIDS NO.:		2. EFFECTIVE DATE	PAGE 1 OF 3 PAGES
SUPPLEMENTAL AGREEMENT NO.:14		05/13/08
3. ISSUED BY DEFENSE REUTILIZATION AND MARKETING SERVICE INTERNATIONAL SALES OFFICE, ATTN:DRMS-J362 74 N WASHINGTON STREET BATTLE CREEK MI 49017-3092		NAME AND ADDRESS WHERE BIDS ARE RECEIVED DEFENSE REUTILIZATION AND MARKETING SERVICE INTERNATIONAL SALES OFFICE, ATTN:DRMS-J362 74 N WASHINGTON STREET BATTLE CREEK MI 49017-3092
☐ AMENDMENT OF INVITATION FOR BIDS NO. (See Item 6)	DATED	☒ MODIFICATION OF CONTRACT NO. (See Item 8) 99-0001-0002	DATE 06/13/01

6. THIS BLOCK APPLIES ONLY TO AMENDMENTS INVITATIONS FOR BIDS

The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in Item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods:

(a)                 By signing and returning           copies of this amendment;

(b)                By acknowledging receipt of this amendment on each copy of the bid submitted; or

(c)                 By separate letter or telegram which includes a reference to the invitation for bids and amendment number.

FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified.

7. ACCOUNTING AND APPROPRIATION DATA (If required)
8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This Supplemental Agreement is entered into pursuant to authority of Mutual Agreement

9.               DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force and effect)

Whereas Contract 99-0001-0002 was entered into on June 13, 2001 by and between the United States of America, hereinafter referred to as the Government, and SURPLUS ACQUISTION VENTURE (SAV), LLC, hereinafter referred to as the Contractor, and GOVERNMENT LIQUIDATION (GL), LLC, formed by the contractor to serve as the entity that processes DRMS assets, hereinafter referred to as the Purchaser, and whereas the contract involved the following in Invitation For Bid 99-0001:

0001: All Federal Stock Classes (FSCs) listed in Table IV-1 of solicitation on the DRMS accountable record that are demilitarization code A, B, or Q, located at various U.S. (to include Alaska and Hawaii), Puerto Rico and Guam military installations.

THE HOUR AND DATE FOR RECEIPT OF BIDS  ☐  IS NOT EXTENDED,  ☐  IS EXTENDED UNTIL              O’CLOCK

(LOCAL TIME)            DATE

I0. BIDDER/PURCHASER NAME AND ADDRESS (Include ZIP Code) SURPLUS ACQUISITION VENTURE, LLC 2131 K Street NW, 4th Floor Washington, DC 20037		11. ☐ BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT ☒ PURCHASE IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE
12. SIGNATURE FOR BIDDER/PURCHASER		15. UNITED STATES OF AMERICA

BY	/s/ William Angrick	BY	/s/ Neil A. Watters
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)		(SIGNATURE OF CONTRACTING OFFICER)
13. NAME & TITLE OF SIGNER (Type or print) WILLIAM ANGRICK CEO	14 . DATE SIGNED 05/13/08	16. NAME OF CONTRACTING OFFICER. (Type or print) NEIL A. WATTERS	17. DATE SIGNED 05/13/08
GPO : 1970 OF—390-461 (40-X)		STANDARD FORM 114D JAN. 1970 EDITION GENERAL SERVICES ADMINISTRATION FPMR (41 CFR) 101-45.3 114-501

CONTRACT NUMBER 99-0001-0002

Supplemental Agreement 14

WHEREAS, it has been determined that the following actions will serve the best interest of the Government and Contractor:

a.  To extend the performance period of sales contract number 99-0001-0002 by 180 days;

b.  To modify the product pool available to be delivered under this contract during the contract extension period;

c.  To provide for a termination clause whereby either party, with 60 days written notice to the other party, may terminate the contract without cost to the Government; and

d.  The Contractor’s revenue share will be increased to 39.5 percent during the contract extension period for property issued to the Contractor commencing with Delivery Order 358.

NOW, therefore, it is mutually agreed between the parties hereto:

Part II, GENERAL STATEMENTS OF CONTRACT TERMS, is modified as follows:

Paragraph B, Product Pool and Property Flow, the following language added therein:

B. PRODUCT POOL AND PROPERTY FLOW

During the 180-day extension, hereinafter referred as “contract extension”, Contractor will receive property at CONUS locations to include Alaska, Hawaii, and Guam. Contractor is only entitled to property that appears on a Delivery Order during the contract extension. The product pool during the contract extension will primarily consist of demilitarization code A items. The Government will utilize this contract as the primary channel for the disposition of usable surplus property that survives Reutilization, Transfer, and Donation (RTD) screening and is determined by DRMS to be “safe to sell”. However, the Government, in its sole discretion, during the contract extension, may include certain demilitarization code B and Q items on a Delivery Order, or exclude certain demilitarization code A items from sale, based on national security concerns. Contractor will be guaranteed property with a minimum monthly acquisition value of $100,000,000, averaged over the term of the contract extension. Upon mutual decision between DRMS and the Contractor, the product pool may include non-DRMS assets that are not on the DRMS accountable record. Title to these assets will remain with the Government until resale to the Contractor’s purchaser(s) and removal of the items from Government premises. The Contractor will be required to account for, identify, and pay DRMS separately for non-DRMS assets. A 12% sales fee applies to the resale of these assets instead of the typical revenue share identified elsewhere in this contract. DRMS has the option to phase-out the property stream at any location once DRMS awards Invitation For Bid (IFB) 08-0001.

Paragraph D, Phase-In and Performance Period, the following language added therein:

D. PHASE-IN PERIOD AND PERFORMANCE PERIOD

Performance period of this contract is extended 180 days. The contract may be terminated by either party without cost to the Government upon a 60-day written notice to the other party. Notice of termination may be issued anytime after the issuance of Delivery Order 358.

Part VI, ADDITIONAL TERMS AND CONDITIONS OF SALE, is modified as follows:

2

Article Two, Section 1, Performance Period, the following language is added therein:

Performance period of this contract extension is 180 days until December 19, 2008. The contract may be terminated by either party without cost to the Government upon a 60-day written notice to the other party. Notice of termination may be issued anytime after the issuance of Delivery Order 358.

Article Three, Section 1(A), R/T/D Review is deleted in its entirety during the contract extension period.

Contractor is only entitled to property that appears on Delivery Order 358 and thereafter.

Article Twenty-One, Section 2, Cessation of Property Referrals, is deleted in its entirety and the following language included therein:

There shall be no further referrals of property by DRMS for sale to Contractor from the Wind-Up commencement date forward. Submission of monthly reports shall continue until Wind-Up is completed.

Article Twenty-One, Section 3, Conduct of Wind-Up is deleted in its entirety and the following language included therein:

From the Wind-Up commencement date forward, Purchaser and Contractor shall perform their remaining obligations hereunder in accordance with the provisions of this contract. If the Contractor is unable or unwilling to do so, or if DRMS reasonably concludes that the value of its remaining interest in Contractor’s net proceeds is at risk by reason of actual or threatened failure to comply with provisions of the contract, DRMS may seek administrative or judicial relief to preserve the value of such remaining interest in Contractor’s net proceeds. Contractor must vacate all property from Government provided warehouse locations within 90 days of the last Delivery Order. Property issued under this contract must be removed from Government premises within 90 days of the last Delivery Order.

Article Sixteen, Section 4(D)(5), Distributions, the following language is included therein:

During the contract extension period, the Contractor’s revenue share is 39.5% for all property issued from Delivery Order 358 and thereafter that is resold under the terms and conditions of this contract.

The terms and conditions not specifically addressed in this contract modification shall remain in full force and effect during the contract extension period. Parties hereto acknowledge and agree that any terms and conditions of sale contract number 99-0001-0002 that deviate from the explicit language of the terms and conditions of this contract modification shall be considered non-binding and of no force and effect.

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